SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective Prospectus for each of the listed funds:

Scudder Medium-Term Tax-Free Fund

Scudder Short-Term Bond Fund

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The following amends certain information found in the "Policies About
Transactions" section of the prospectus:

Effective August 19, 2002, the Checkwriting Privilege will no longer be offered to new investors. The Checkwriting Privilege will continue to be available for shareholders who previously elected this privilege.























August 19, 2002